ASSIGNMENT

         THIS ASSIGNMENT, made as of July 1, 2000, by and between CNL FUND ADVISORS, INC., a Florida corporation ("Assignor") and CNL APF PARTNERS, LP, a Delaware limited partnership ("Assignee").

                                   WITNESSETH:

         WHEREAS,   the  CNL  Investment   Company  entered  into  that  certain
Management Agreement dated September 2, 1994 with CNL Income Fund XVI, Ltd. ("Agreement"); and

         WHEREAS, CNL Investment Company assigned its rights, duties and obligations under the Agreement to CNL Income Fund Advisors, Inc. by Assignment dated January 1, 1995; and

         WHEREAS, CNL Income Fund Advisors, Inc. assigned its rights, duties and obligations under the Agreement to CNL Fund Advisors, Inc. by Assignment dated October 1, 1995; and

         WHEREAS, the Assignor desires to assign its rights, duties and obligations under the Agreement to Assignee, and Assignee desires to accept such assignment and assume Assignor's duties and obligations under the Agreement, as assigned.

         NOW, THEREFORE, the parties agree as follows:

1. Assignment. Assignor hereby assigns and transfers to Assignee, all of Assignor's rights, title and interest in, to, and under the Agreement as assigned. Any funds or property of CNL Income Fund XVI, Ltd. in Assignor's possession shall be, or have been, delivered to Assignee upon the full execution of this Assignment.

2. Acceptance and Assumption. Assignee hereby accepts the foregoing assignment and further hereby assumes and agrees to perform, from and after July 1, 2000, all duties, obligations and responsibilities of the property manager arising under the Agreement.

3.       Representations.

         (a)      Assignor hereby represents and warrants to Assignee:

                  (i)   that the Agreement is in full force and effect;

                  (ii) that Assignor has fully performed all of its duties under the Agreement through the date of this Assignment;

                  (iii) that  Assignor  has no notice or knowledge of any claim, cost, or liability (other than as specifically contemplated under the Agreement, all of which have been satisfied or discharged) which arose under the Agreement or which may arise after the date hereof; and

                  (iv)  that this  Assignment  has been duly  authorized  by all
                        requisite   corporate   action  and  has  been  properly
                        executed by a duly authorized officer of Assignor.

         (b) CNL Income Fund XVI, Ltd. hereby represents and warrants to Assignee that the Agreement is in full force and effect, and that no defaults or violations of such Agreement exist as of the date of this Assignment.

         IN WITNESS WHEREOF, this Assignment is executed the date above first written.

                          ASSIGNOR:

                          CNL FUND ADVISORS, INC., a Florida corporation

                          By:  /s/ MICHAEL I. WOOD
                             ------------------------------------------------
                               Michael I. Wood, Executive Vice President


                          ASSIGNEE:

                          CNL APF PARTNERS, LP, a Delaware limited partnership

                          BY: CNL APF GP Corp., a Delaware corporation, as its general partner

                                   By:  /s/ JAMES M. SENEFF, JR.
                                      ---------------------------------------
                                        James M. Seneff, Jr., President

                               CONSENT AND JOINDER

         CNL Income Fund XVI, Ltd. hereby consents to the foregoing Assignment and joins in such agreement for the purpose of making the representations set forth in subparagraph 3(b) thereof.

                 CNL Income Fund XVI, Ltd., a Florida limited partnership

                 BY: CNL REALTY CORPORATION, a Florida corporation, as General Partner

                         By:  /S/ ROBERT A. BOURNE
                              ----------------------------
                               Robert A. Bourne, President


                 BY:  /S/ JAMES M. SENEFF, JR.
                      ---------------------------------------
                       James M. Seneff, Jr., General Partner


                 BY:  /S/ ROBERT A. BOURNE
                      ---------------------------------------
                       Robert A. Bourne, General Partner